Holders of Record, holding 5% or more of the outstanding balance for First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2001 C3as reflected in the security position listing as of December 31, 2003 provided by DTC.

Class	Name and Address of Holder	Amount Held	% Class
A1	Northern Trust	6,195,000	12%
	801 S. Canal C-IN
	Chicago, IL 60607

	Mellon Trust of New England NA	7,230,000	14%
	525 William Penn Place, Suite 3418
	Pittsburgh, PA 15259

	JP Morgan Chase	30,000,000	60%
	14201 Dallas Parkway
	Dallas, TX 75254

A2	Citibank	27,225,000	20%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	JP Morgan Chase	20,060,000	14%
	14201 Dallas Parkway
	Dallas, TX 75254

	Northern Trust	23,965,000	17%
	801 S. Canal C-IN
	Chicago, IL 60607

	Credit Suisse First Boston LLC	13,355,000	10%
	Issuer Services
	C/O ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

	Barclays Global Investors NA/Inv Bank & Trst	10,000,000	7%
	980 9th Street, 6th Flr
	Sacramento, CA 95814

	Deutsche Bank Trust Co Americas	36,525,000	26%
	648 Grassmere Park Road
	Nashville, TN 37211

A3	Federal Home Loan Mortgage Corp/Retained	216,581,000	50%
	Freddie Mac's Treasury Services Unit
	1551 Park Run Drive, Mailstop D5A
	McLean, VA 22102

	SSB&T Co.	45,250,000	10%
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No. Quincy, MA 02171

	ML SFKPG	50,000,000	12%
	4 Corporate Place
	Piscataway, NJ 08854

	Deutsche Bank Trust Co Americas	86,450,000	20%
	648 Grassmere Park Road
	Nashville, TN 37211

B	JP Morgan Chase	5,000,000	15%
	14201 Dallas Parkway
	Dallas, TX 75254

	Mellon Trust of New England NA	8,777,000	26%
	525 William Penn Place, Suite 3418
	Pittsburgh, PA 15259

	SSB&T Co.	20,000,000	59%
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No. Quincy, MA 02171

C	JP Morgan Chase	10,000,000	81%
	14201 Dallas Parkway
	Dallas, TX 75254

	Northern Trust	2,283,000	19%
	801 S. Canal C-IN
	Chicago, IL 60607

D	The Bank of New York	5,000,000	21%
	One Wall Street
	New York, NY 10286

	Citibank	15,541,000	66%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	Northern Trust	3,000,000	13%
	801 S. Canal C-IN
	Chicago, IL 60607

E	Citibank	9,259,000	82%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	Deutsche Bank Trust Co Americas	2,000,000	18%
	648 Grassmere Park Road
	Nashville, TN 37211